                                                                   EXHIBIT 10.11


                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT


BioFactors, Inc.
1746 Cole Boulevard
Suite 265
Golden, CO 80401

Ladies and Gentlemen:

         1. Purchase and Sale of the Units. BioFactors, Inc. ("BioFactors" or the "Company") has authorized the issuance and sale of up to 10 Units to the purchasers hereunder (individually, a "Purchaser," and collectively, the "Purchasers") pursuant to the terms of the offer set forth in this Unit Subscription Agreement (this "Agreement") dated as of October 3, 1996.

                 1.1 Subscription. The undersigned hereby tenders this Agreement and applies for the purchase of the number of Units indicated on page 9 hereof, at a purchase price of Fifty Thousand Dollars ($50,000.00) per Unit (the "Purchase Price"). Simultaneously with delivery of this Agreement, the undersigned is delivering funds, in the full amount of the Purchase Price for the Units for which he is subscribing, by wire transfer to the Escrow Account as instructed by the Escrow Agent.

                 1.2      Description of the Units.  Each Unit consists of:

                          (a)     A promissory note of the Company in the
principal amount of Fifty Thousand Dollars ($50,000), bearing simple interest at the rate of 10% per annum from the Closing (as defined below) (computed on the basis of a 360-day year consisting of twelve 30-day months), substantially in the form set forth in Exhibit A hereto (herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor). The Notes shall mature and the principal and all accrued interest payable thereon shall become due and payable in full on March 31, 1997 (the "Maturity Date"); provided, however, that, in the event the proposed IPO (defined in Section 2) is consummated prior to the Maturity Date, the Note shall be paid within five (5) business days of the date of disbursement of the proceeds of the IPO. The terms of the Notes may be amended by Purchasers holding in the aggregate 50% or more of the outstanding principal amount of the Notes.

                          (b)     A warrant to purchase 50,000 shares ("Warrant
Shares") of the Company's common stock, $0.01 par value per share ("Common Stock"), exercisable at any time commencing on the later of June 30, 1997 or one year after the effective date of the Registration Statement (defined below) relating to the IPO (the "IPO Effective Date") and terminating thirty-six (36) months thereafter, at a price (as from time to time adjusted) per share of 120% of the price per share to the public of the Common Stock at the IPO (the "IPO Price"), substantially in the form set forth in Exhibit B hereto (herein referred to as a "Warrant" and collectively as the "Warrants") (a Note and a Warrant, together, being a "Unit"). The portion of the Purchase Price allocated to each Warrant

Share shall be $0.10 (being an aggregate of Five Thousand Dollars ($5,000.00) on a Warrant to purchase 50,000 Warrant Shares), which is hereby agreed to be the fair market value of such Warrant. The exercise price and the number of Warrant Shares are subject to adjustment in the event of a split-up of shares of the Company, the issuance by the Company of a stock dividend or similar event as more fully set forth therein.

                 1.3 Agreement to Purchase. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, but not jointly, to purchase at the Closing (as defined in Section 1.5), and the Company agrees to sell and issue to each Purchaser at the Closing, Units as set forth opposite each such Purchaser's name on the Schedule of Purchasers attached hereto as Schedule A at the aggregate Purchase Price set forth thereon.

                 1.4 Acceptance or Rejection. The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Units in whole or in part in any order, if, in its sole discretion, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription. In the event of rejection of this subscription, or in the event the sale of the Units subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Units.

                 1.5 Closing. The closing of this offering shall take place at 10:00 a.m., Denver time, on October 11, 1996, at the offices of Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Suite 4700, Denver, Colorado, or at such other date, time and place as shall be designated by the Company (the "Closing"). At or promptly after the Closing, the Company will execute and deliver the Notes and the Warrants, each dated the date of the Closing, to each Purchaser against receipt of the full Purchase Price.

         2.      Planned Initial Public Offering; Warrant Adjustment.

                 2.1 Initial Public Offering. The term "IPO" as used herein shall mean the proposed underwritten initial public offering of the Company's securities, or the securities of a holding company formed to hold the capital stock of BioFactors, pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned understands and agrees that there can be no assurances that a registration statement ("Registration Statement") will be filed or, if filed, will be declared effective by the Securities and Exchange Commission (the "Commission") or, if the Registration Statement is declared effective by the Commission, that the Company, or the holding company as the case may be, will be able to consummate such IPO.

                 2.2 Warrant Adjustments. If, prior to or concurrently with the IPO, BioFactors is merged with another entity (the "Merger") for the purposes of forming a holding company to hold the capital stock of BioFactors ("Newco"), wherein Newco is the registrant in the IPO and, if upon such Merger, the exchange ratio of BioFactors Common Stock to Newco common stock is not one-to-one, then the number of shares of BioFactors Common Stock for which each Warrant is exercisable immediately prior to the Merger shall be adjusted such that upon the Merger exchange the Warrant shall be exercisable for the same number of shares of Newco common stock as it would have been exercisable for BioFactors Common Stock but for the Merger.

         3. Registration Rights. The Company agrees to enter into a registration rights agreement substantially in the form set forth in Exhibit C hereto (the "Rights Agreement") with each of the Purchasers.

         4. Representations and Warranties of the Purchasers. Each Purchaser severally, but not jointly, hereby represents and warrants to, and agrees with, the Company that:

                 4.1 Such Purchaser is aware that the investment in the Units involves a high degree of risk of loss of his or its entire investment.

                 4.2 Such Purchaser has received the Executive Summary of the Company's business plan dated October 3, 1996, the unaudited balance sheets of the Company as of December 31, 1995 and as of June 30, 1996, and the unaudited income statement for the year ended December 31, 1995 and for the period ended June 30, 1996 (collectively, the "Financial Statements"), and understands and acknowledges that there is no assurance that the business plan will be accomplished or as to the future performance of the Company.

                 4.3 The undersigned represents and warrants that he understands that, as a result of certain subsequent events, the information contained in the Company's Confidential Private Offering Memorandum dated September 12, 1996 is stale, materially incorrect and cannot be relied upon in making an investment decision. The undersigned further represents and warrants that he has not relied upon the information contained in the Company's Confidential Private Offering Memorandum dated September 12, 1996 in making his decision on whether or not to invest in the Units.

                 4.4 Such Purchaser understands and acknowledges that there may be certain adverse tax consequences to him or it in connection with his or its purchase of the Units (including, but not limited to, the tax consequences described in Section 7), that the Company is not giving and has not given any advice on the tax consequences of the investment and that the Company has advised all the Purchasers to seek the advice of their own experts in such areas prior to making this investment.

                 4.5 This Agreement has been duly executed and delivered by such Purchaser and constitutes such Purchaser's valid and legally binding obligations, enforceable in accordance with its terms. Each Purchaser represents that he or it has full power and authority to enter into this Agreement.

                 4.6 The Confidential Investor Questionnaire being delivered by the Purchaser to the Company simultaneously herewith is true, complete and correct in all material respects; and the Purchaser understands that the Company has determined that the exemption of the Units from the registration provisions of the Securities Act pursuant to Regulation D thereof, which is available for non-public offerings, is applicable to the offer and sale of the Units, and that such determination is based in part upon the representations, warranties and agreements made by the Purchaser herein and in the Purchaser's Confidential Investor Questionnaire.

                 4.7 The Note and the Warrant to be received by such Purchaser pursuant to the terms hereof (collectively, the "Securities"), will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Notwithstanding such representations, the undersigned realizes that the basis for the exemption may not be present if the undersigned has in mind merely acquiring the Securities for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

                 4.8 Such Purchaser understands that the Securities he or it is receiving hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances, in particular, the Securities may not be sold pursuant to Rule 144 promulgated under the Act ("Rule 144") unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the Units or any of the components of the Units on his or its behalf or to assist him or it in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Units and the components of the Units are further restricted by state securities laws and the provisions of this Agreement.

                 4.9 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

                 4.10 The undersigned is not relying on the Company, or its affiliates, with respect to economic considerations involved in this investment. The undersigned represents and warrants that he or it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and has obtained, in his or its own judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. The undersigned further represents and warrants that he or it has not utilized any person as a purchaser representative as such term is defined in Regulation D in connection with evaluating such merits and risks, but rather has relied solely upon his or its own investigation in making a decision to invest in the Company.

                 4.11 No representations or warranties have been made to the Purchaser by the Company or any of its directors, agents, employees or affiliates; and in entering into this transaction the Purchaser is not relying upon any information other than that contained in the Financial Statements distributed and the results of independent investigations, if any, by the Purchaser.

                 4.12 The undersigned represents and warrants that he or it has had a reasonable opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to his or its investment and all such questions have been answered to the Purchaser's full satisfaction; the Purchaser further represents and warrants that he or it has had reasonable opportunity to obtain all the information he or it considers necessary or appropriate for deciding whether to purchase the Units.

                 4.13 The undersigned represents and warrants that he or it is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Act.

                 4.14 The undersigned represents and warrants that he or it is not a "member," an "affiliate" of a member, or a "person associated with a member" of the National Association of Securities Dealers, Inc. (the "NASD") within the meaning of Section 3 of the NASD Bylaws.

                 4.15 The address set forth on the signature page hereto is the Purchaser's true and correct domicile, and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction.

                 4.16 Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of the Securities unless there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except if reasonably requested by the Company.

                 4.17 It is understood that the Securities may bear one or all of the following legends:

                          (a)     "THESE SECURITIES HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

                          (b)     Any legend required by the laws of the State
of Delaware or applicable state securities laws.

         5. Conditions of Purchaser's Obligations at Closing. The obligations of each Purchaser under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:

                 5.1 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with, and shall have obtained all necessary consents, approvals and waivers as are necessary or appropriate for consummation of the transactions contemplated by this Agreement, on or before the Closing.

                 5.2 Qualifications. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Units.

                 5.3 Minimum Subscription. The Company shall have accepted subscriptions, and received cleared funds, for the purchase of at least six (6) units offered pursuant hereto.

                 5.4 Rights Agreement. The Company and the Purchasers shall have executed the Rights Agreement.

         6. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment on or before the Closing of the following conditions:

                 6.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing.

                 6.2 Payment of Purchase Price. The Purchasers shall have delivered the aggregate Purchase Price for the Units as specified in Section 1.1.

                 6.3 Minimum Subscription. The Company shall have accepted subscriptions, and received cleared funds, for the purchase of at least six (6) units offered pursuant hereto.

         7. Certain Tax Consequences. Each Purchaser hereby acknowledges that for federal income tax purposes the purchase price of each Unit is required to be allocated between the Note and the Warrant, that the amount allocable to the Note will be less than the principal amount of the Note, and that the allocation of consideration made herein between the Note and the Warrant (being $45,000 and $5,000, respectively, per Unit) shall be binding upon each Purchaser unless such Purchaser explicitly discloses on his tax return that it is making a different allocation. It is further understood that such allocation does not bind the Internal Revenue Service ("IRS"), and in the event the IRS determines that the fair market value of the Warrant is greater than the amount of the Purchase Price allocated to the Warrant based on the fair market value per Warrant Share set forth in Section 1.2(b), the cost basis of the Note would have to be reduced by the amount of such excess and the Note would be deemed to be issued at a further discount. Individual cash basis holders of Notes must report the difference between the allocated cost of the Notes and the aggregate principal and interest received as ordinary income upon payment of the Notes. Gain on the sale or exchange of a discounted Note will be ordinary income up to the accrued portion of the discount and interest. Other Note holders are subject to the rules under Internal Revenue Code Sections 1281-1283 regarding the ratable accrual of the discount and interest on short-term obligations.

         8. Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         9.      Miscellaneous.

                 9.1 Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

                 9.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                 9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado, disregarding any Colorado principles of conflicts of laws that otherwise would provide for the application of the substantive laws of another jurisdiction.

                 9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                 9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                 9.6 Finder's Fee. Except for fees, if any, paid by the Company to selected agents employed by the Company in connection with the sale of the Units, each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, partners, employees or representatives is responsible.

                 9.7 Notices. Unless otherwise provided, all notices, offers, acceptances and any other acts required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon receipted delivery by facsimile transmission, one (1) day after deposit with Federal Express or similar air courier, two (2) days in the case of non-U.S. purchasers, or four
(4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address indicated below for such party, or at such other address as such party may designate by ten (10) days' advance written notice to the other, as follows:

Purchaser:                At the address designated on the appropriate
                          signature page of this Agreement.


The Company:              BioFactors, Inc.
                          1746 Cole Boulevard, Suite 265
                          Golden, CO 80401
                          Attn:   General Counsel

                          Tel:    303-271-0505
                          Fax:    303-271-9493

                 9.8 Entire Agreement; Amendments and Waivers. This Agreement and the Notes constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes representing a majority of the aggregate principal amount of all of the Notes then outstanding. Any amendment or waiver effected in accordance with this Section 9.8 shall be binding upon each holder of any securities acquired under this Agreement at the time outstanding (including securities, if any, for which any such securities are convertible or exercisable), each future holder of all such securities, and the Company.

                 9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996


                    ALL SUBSCRIBERS MUST COMPLETE THIS PAGE



                              x    $50,000 Per Unit        =        $
   ---------------------                                              ---------------------
   # Units Subscribed For                                                Purchase Price


                      Manner in which Title is to be held (Please Check One):

   [ ]          Individual                             [ ]          Trust/Estate/Pension or Profit
                                                                    Sharing Plan
                                                                    Date Opened:
                                                                                 -----------------
   [ ]          Joint Tenants with Right of            [ ]          As a Custodian for
                Survivorship                                        ------------------------------------
                                                                    Under the Uniform Gift to Minors Act
                                                                    of the State of
                                                                    ------------------------------------

   [ ]          Community Property                     [ ]          Married with Separate Property

   [ ]          Tenants in Common                      [ ]          Keogh

   [ ]          Corporation/Partnership/               [ ]          Tenants by the Entirety
                Limited Liability Company


   [ ]          IRA


--------------------------------------------------------------------------------

            IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
             INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGES 10 AND 11.
         SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGES 12 AND 13.

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the
      day of        , 1996.
------      --------
                             Dr. Kenneth A. Barton
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Dr. Kenneth A. Barton
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 836 Hwy 34
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Monmouth, NJ  07747
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Kenneth A. Barton
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5 day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 31st day of October, 1996.

                                   Santanu Das
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Santanu Das
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 14 Hunter Ridge
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Monroe, CT  06462
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Santanu Das
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 14th day of October, 1996.

                                  Robert Gilman
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Robert Gilman
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 505 Tadmore Ct.
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Schaumburg, IL  60194
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Robert Gilman
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the
      day of        , 1996.
------      --------

--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Dr. Gilbert Glass
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 65 Hance Rd.
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Fairhaven, NJ  07704
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Gilbert L. Glass
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 5th day of November, 1996.

                                 Esmond T. Goei
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Esmond T. Goei
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 4486 Hogan Court
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Longmont, CO  80503
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Esmond T. Goei
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Douglas S. Zorn
   ------------------------------------
Name:   Douglas S. Zorn
Title:  Vice President & COO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 10th day of October, 1996.

                                  Low Keng Tee
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Low Keng Tee
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 BIK. 541, Hougang Ave. 8,
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 #07-1209, Singapore  530541
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code


 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Low Keng Tee
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 1st day of November, 1996.

                                 Edward Marucci
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Edward Marucci
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 40 Andrea Dr.
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 N. Caldwell, NJ 02006
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Edward Marucci
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 31st day of October, 1996.

                  Gary R. Perrine and Rebecca C. Perrine, JTWRS
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Gary R. Perrine                                          Rebecca C. Perrine
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 2470 Tarpon Rd.                                          2470 Tarpon Rd.
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Naples, FL  34102                                        Naples, FL  34102
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####                                              ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Gary R. Perrine                                      /s/ Rebecca C. Perrine
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 2nd day of November, 1996.

                     Alfred B. & Cheryl M. Schwimer, JTWROS
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Alfred Schwimer                                          Cheryl Schwimer
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 5450 Whitley Park Terr.                                  5450 Whitley Park Terr.
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Bethesda, MD  20814                                      Bethesda, MD  20814
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####                                              ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Alfred Schwimer                                      /s/ Cheryl Schwimer
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                          EXECUTION BY NATURAL PERSONS


         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 5th day of November, 1996.

                                Douglas S. Zorn
--------------------------------------------------------------------------------
                  Print Exact Name in Which Title is to be Held



 Douglas S. Zorn
 -------------------------------------------              ------------------------------------------
 Name (Please Print)                                      Name of Additional Purchaser

 33 Golden Eagle Lane
 -------------------------------------------              ------------------------------------------
 Residence: Number and Street                             Address of Additional Purchaser

 Littleton, CO  80127
 -------------------------------------------              ------------------------------------------
 City, State and Zip Code                                 City, State and Zip Code

 ###-##-####
 -------------------------------------------              ------------------------------------------
 Social Security Number                                   Social Security Number


 /s/ Douglas S. Zorn
 -------------------------------------------              ------------------------------------------
 (Signature)                                              (Signature of Additional Purchaser)





         ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.



By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                    (Corporation, Partnership, Trust, Etc.)

         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 30th day of October, 1996.

                         Admiral Capital Corporation
--------------------------------------------------------------------------------
                        Name of Entity (Please Print)


Date of Incorporation or Organization:  May 26, 1993


State of Principal Offices:  California


Federal Taxpayer Identification:  94-2899100



                                    By:    /s/ Gary L. Nemetz
                                       -----------------------------------------
                                    Name:  Gary L. Nemetz
                                    Title: President

[seal]

                                          Admiral Capital Corp.
------------------------------------      ------------------------------
   (If Entity is a Corporation)           2420 Sand Hill Rd., Suite 101
                                          Menlo Park, CA  94025
                                          415-854-9479
                                          ------------------------------
                                          Address

                                          94-2899100
                                          ------------------------------
                                          Taxpayer Identification Number


  ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.


By:     /s/ Douglas S. Zorn
   ------------------------------------
Name:   Douglas S. Zorn
Title:  Vice President & COO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                    (Corporation, Partnership, Trust, Etc.)

         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 31st day of October, 1996.

                               Voice Plus, Inc.
--------------------------------------------------------------------------------
                        Name of Entity (Please Print)


Date of Incorporation or Organization:  1987


State of Principal Offices:  California


Federal Taxpayer Identification:  22   2710213



                                    By:    /s/ James S. Gillespie
                                       -----------------------------------------
                                    Name:  James S. Gillespie
                                    Title: President

[seal]

                                          39899 Balentine D.
------------------------------------      ------------------------------
   (If Entity is a Corporation)           Suite 350
                                          Newark, CA  94560
                                          ------------------------------
                                          Address

                                          ###-##-####
                                          ------------------------------
                                          Taxpayer Identification Number


  ACCEPTED this 5th day of November, 1996, on behalf of the Company.

BIOFACTORS, INC.


By:     /s/ Esmond T. Goei
   ------------------------------------
Name:   Esmond T. Goei
Title:  President & CEO

                                BIOFACTORS, INC.
                          UNIT SUBSCRIPTION AGREEMENT
                          DATED AS OF OCTOBER 3, 1996


                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS



       NAME OF                    NUMBER OF                 AGGREGATE
      PURCHASER                     UNITS                 PURCHASE PRICE
      ---------                     -----                 --------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.





No. of Shares of Common Stock:                         Warrant No.
                               ------------                       --------------


                                BIOFACTORS, INC.
                                  COMMON STOCK
                                PURCHASE WARRANT

                     THE TRANSFERABILITY OF THIS WARRANT IS
                      RESTRICTED AS PROVIDED IN SECTION 3


THIS IS TO CERTIFY THAT ________________, or registered assigns, is entitled to purchase from BioFactors, Inc., a Delaware corporation (hereinbelow called the "Issuer" or the "Company"), at any time commencing on the one-year anniversary of the IPO Effective Date, but not later than 5:00 p.m. Denver time, on the four-year anniversary of the IPO Effective Date (the "Expiration Date"), _________shares of Common Stock, in whole or in part, at an initial exercise price equal to 120% of the IPO Price (subject to adjustment as provided herein), ____________, all on the terms and conditions hereinbelow provided.

                 Section 1. Certain Definitions. As used in this Warrant, unless the context otherwise requires:

                 "Common Stock" shall mean the Issuer's authorized Common Stock, par value $0.01 per share.

                 "Common Stock Warrants" shall mean this Warrant and those other Warrants for the purchase of up to 500,000 shares, in the aggregate, of Common Stock, which were issued by the Issuer pursuant to the Unit Subscription Agreement dated as of October 3, 1996 by and among the Company and the Purchasers named therein (the "Agreement").

                 "Exercise Price" shall mean the purchase price per share of Common Stock as set forth on the first page of this Warrant, as adjusted from time to time pursuant to Section 4 hereof.

                 "IPO" shall mean the underwritten initial public offering of securities of the Company or the Registrant (as defined in the Agreement) pursuant to a registration statement filed with the Securities and Exchange Commission of 1933, as amended "the "Securities Act").

                 "IPO Effective Date" shall mean the effective date of the registration statement filed in connection with the IPO.

                 "IPO Price" shall mean the price at which a share of Common Stock is offered to the public in the IPO.

                 "Marketable Securities" shall mean securities registered under the Securities Act and, if such securities are held by an affiliate of the Issuer, which are permitted to be sold under Rule 144 in a single ninety-day period.

                 "Warrant Stock" shall mean the shares of Common Stock purchasable by the holder of a Warrant upon the exercise of such Warrant.

                 "Warrant" shall mean this Warrant and all additional or new warrants issued upon division or combination of, or in substitution for, this Warrant. All such additional or new warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                 Section 2. Exercise of Warrant. The holder of this Warrant may, at any time commencing on the one-year anniversary of the IPO Effective Date, but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of shares of Common Stock which such holder is then entitled to purchase hereunder.

                 The holder of this Warrant may exercise this Warrant, in whole or in part by delivering to the Issuer at its office maintained for such purpose pursuant to Section 16, (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate Exercise Price for such shares of Common Stock in immediately available funds.

                 Such notice shall be in the form of Subscription set out at the end of this Warrant. Upon delivery thereof, the Issuer shall cause to be executed and delivered to such holder within ten business days a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

                 Subject to the restrictions in Sections 12 and 13, the stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice is delivered to the Issuer as aforesaid. If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to such holder.

                 The Issuer shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 2.

                 All shares of Common Stock issuable upon the exercise of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the holder hereof.

                 The Issuer will not close its books in any manner which interferes with the timely exercise of this Warrant. The Issuer will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                 In no event shall any fractional share of Common Stock of the Issuer be issued upon any exercise of this Warrant.

                 Section 3. Restrictions Upon Transferability. Neither this Warrant nor any Warrant Stock issuable upon exercise hereof has been registered under the Securities Act, and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under such Act which has become effective and is current with respect to such securities, or (ii) pursuant to a specific exemption from registration under the Securities Act, but only upon a holder thereof first having obtained the written opinion of counsel to the Issuer, or other counsel reasonably acceptable to the Issuer, that the proposed disposition is consistent with all applicable provisions of the Securities Act, as well as any applicable "blue sky" or other state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing shares of Warrant Stock underlying this Warrant shall bear a legend to the foregoing effect.

                 Section 4.  Adjustment of Exercise Price and Warrant Stock.
If the Issuer shall at any time prior to the Expiration Date subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the number of shares of Warrant Stock then issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination, but in all cases without regard to fractions. Whenever the Exercise Price is adjusted as herein provided, the Issuer shall promptly deliver to the registered holder of this Warrant a certificate of its principal financial officer setting forth the Exercise Price after such adjustment and a brief statement of the facts requiring such adjustment.

                 Section 5. Division and Combination. This Warrant, subject to Sections 12 and 13, may be divided or combined with other Warrants upon presentation at the aforesaid office of the Issuer, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. The Issuer shall pay all expenses, taxes and other charges incurred by the Issuer in the performance of its obligations in connection with the preparation, issue and delivery of Warrants under this Section 5. The Issuer agrees to maintain at its aforesaid office books for the registration of the Warrants.

                 Section 6. Reclassification, Etc. In case of any reclassification or change of the outstanding Common Stock of the Issuer (other than as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Issuer with, or merger of the Issuer into, another corporation or other business organization (other than a consolidation or merger in which the Issuer is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock of the Issuer), at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Issuer or its successor shall be delivered to the registered holder of this Warrant, so that the registered holder of this Warrant shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation or merger by a holder of the number of shares of Common Stock of the Issuer which might have been purchased by the registered holder of this Warrant immediately prior to such reclassification, reorganization, change, consolidation or merger, and in any such case appropriate provisions shall be made with respect to the rights and interest of the registered holder of this Warrant to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof. Notwithstanding the foregoing, if pursuant to the terms of such consolidation or merger, the consideration to be received by the holders of Common Stock of the Issuer is cash and/or Marketable Securities, this Warrant shall expire to the extent unexercised on the closing of such merger or consolidation.

                 Section 7. Certain Notices. If at any time prior to the expiration or exercise of this Warrant, the Issuer shall pay any dividend or make any distribution upon its Common Stock or shall make any subdivision or combination of or other change in its Common Stock, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to the registered holder of this Warrant at least ten days prior to the date as of which holders of Common Stock who shall participate in such dividend, distribution, subdivision, combination or other change are to be determined. Such notice shall also specify the time as of which holders of Common Stock who shall participate in such event are to be determined. The Company shall also provide to the registered holder of this Warrant at least ten days prior written notice of the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement under the Securities Act. Failure to give any such notice, or any defect therein, shall not affect the legality or validity of any such event.

                 Section 8. Reservation and Authorization of Common Stock; Registration with or Approval of any Governmental Authority. The Issuer shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

                 Section 9. Stock and Warrant Books. The Issuer will not at any time, except upon dissolution, liquidation or winding up, close its stock books or Warrant books so as to result in preventing or delaying the exercise of any Warrant.

                 Section 10. Elimination of Fractional Interests. The Issuer shall not be required to issue certificates representing fractions of shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

                 Section 11. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Issuer.

                 Section 12. Transfer. This Warrant and all rights hereunder is not transferable in whole or in part, except, in the case of a corporation or partnership, by distribution to shareholders or partners of the holder, and, in the case of an individual, to an immediate family member or by will or the laws of descent and distribution or pursuant to a domestic relations order. A permitted transfer shall be made at the office or agency of the Issuer at which this Warrant is exercisable, by the registered holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the assignment hereof properly endorsed, and promptly thereafter a new warrant shall be issued and delivered by the Issuer, registered in the name of the assignee. Until registration of transfer hereof on the books of the Issuer, the Issuer may treat the registered holder hereof as the owner hereof for all purposes.

                 Section 13. Investment Representations; Restrictions on Transfer of Warrant Stock. Unless a current registration statement under the Securities Act, shall be in effect with respect to the Warrant Stock to be issued upon exercise of this Warrant, the registered holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such registered holder will deliver to the Issuer a written statement that the securities acquired by the registered holder upon exercise hereof are for the account of the registered holder or are being held by the registered holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof). Further, the registered holder shall comply with such provisions of applicable state securities laws as counsel to the Issuer or other counsel reasonably acceptable to the Issuer shall advise.

                 Section 14. Loss, Destruction of Warrant Certificates. Upon receipt of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity and/or security satisfactory to the Issuer, and reimbursement to the Issuer of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                 Section 15. Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Issuer as authorized by its Board of Directors and the holder of this Warrant or the holders of Common Stock Warrants then exercisable for a majority of the shares of Common Stock issuable upon exercise of all of the then outstanding Common Stock Warrants.

                 Section 16. Office of the Issuer. So long as any of the Warrants remains outstanding, the Issuer shall maintain an office in Colorado where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at 1746 Cole Boulevard, Suite 265, Golden, Colorado, 80401, unless and until the Issuer shall designate and maintain some other office for such purposes and deliver written notice thereof to the holders of all outstanding Warrants.

                 Section 17. Notices Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently delivered or made if sent by first class mail, postage prepaid, addressed to any holder of a Warrant at its last known address appearing on the books of the Issuer, or, except as herein otherwise expressly provided, to the Issuer at its principal executive office at 1746 Cole Boulevard, Suite 265, Golden, Colorado, 80401, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

                 Section 18. Successors and Assigns. This Warrant shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, without limiting the generality of the foregoing, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of any of the Warrants.

                 Section 19. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

               [The rest of this page intentionally left blank.]

                 IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed in its name by its President or a Vice President and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

                 Dated: October 3, 1996



                           BIOFACTORS, INC.,
                           a Delaware corporation

                           By:
                              -------------------------------------------------
                                    Esmond T. Goei
                                    Its:  President and Chief Executive Officer

[SEAL]


ATTEST:




-------------------------------------------
Douglas S. Zorn
Its: Vice President/Secretary and
      Chief Financial Officer

                               SUBSCRIPTION FORM

                 (to be executed only upon exercise of Warrant)


                 The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases _______ shares of the Common Stock of BioFactors, Inc., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor (by check in the amount of $___________), all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________________ whose address is _______________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Common Stock issuable hereunder be delivered to the undersigned.

Dated:



                              __________________________________________
                              (Signature of Registered Owner)

                              __________________________________________
                              (Street Address)

                              __________________________________________
                              (City)              (State)  (Zip Code)



NOTICE: The signature to the subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                 The signature to this subscription must be guaranteed by a bank or trust company or by a firm having membership on the New York Stock Exchange.

                               FORM OF ASSIGNMENT


For value received                                hereby sell, assign and
                   -------------------------------
transfer unto
              ------------------------------------------------------------------
                 Please print or typewrite name and address of assignee


--------------------------------------------------------------------------------
the within Warrant, and do hereby irrevocably constitute and appoint
                                                                     ----------
                                         attorney to transfer the within
----------------------------------------
Warrant on the books of the within named Company with full power of substitution in the premises.

Dated:
       --------------------

                                       -----------------------------------------

In the presence of:


-------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT, AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

                                BIOFACTORS, INC.
                                PROMISSORY NOTE

                      THE TRANSFERABILITY OF THIS NOTE IS
                      RESTRICTED AS PROVIDED IN SECTION 3

 $                                                             No.
  --------                                                        --------
                                                                    , 1996
                                                       -------------


                 FOR VALUE RECEIVED, the undersigned, BIOFACTORS, INC., a Delaware corporation ("Maker" or the "Company"), hereby promises to pay to the order of ______________________________, or registered assigns ("Holder") at such place as the Holder may from time to time designate in writing, the principal sum of ___________________ THOUSAND DOLLARS ($____________________),
in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, together with simple interest thereon (computed on the basis of a 360-day year consisting of twelve 30-day months) at the rate of ten percent (10%) per annum, at the principal office of the Company on the Maturity Date as set forth in the Unit Agreement (as defined in Section 1).

         1. The Notes. This Note is one of several promissory notes made and issued by the Company in an aggregate principal amount of up to $500,000 (individually, a "Note," and collectively, the "Notes") pursuant to, and subject to and entitled to the benefit of, that certain Unit Subscription Agreement dated as of October 3, 1996, by and among the Company and the Purchasers named therein, as the same may be amended, modified or supplemented from time to time as permitted thereby (as amended, the "Unit Agreement"). Reference is made to the Unit Agreement for agreements of the parties applicable to this Note. Capitalized terms used herein without definition shall have the meaning set forth in the Unit Agreement.

         2. Prepayment. The Company may prepay this Note in whole at any time, or in part from time to time, without penalty or premium, upon thirty
(30) days' written notice to the Holder. Each partial prepayment shall first be applied to interest accrued through the date of prepayment and then to principal.

         3. Restrictions Upon Transferability. This Note has not been registered under the Securities Act, and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under such Act which has become effective and is current with respect to this Note, or (ii) pursuant to a specific exemption from registration under the Securities Act, but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "blue sky" or other state securities law.

         4. Registered Note. This Note is a registered Note and is transferable only by surrender thereof at the principal offices of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing. The Maker may treat the person whose name appears in the Note register as the owner hereof for the purpose of receiving payment as herein provided. Transfers are subject to the restrictions set forth in the Unit Agreement.

         5. Waiver of Demand, Protest, etc. Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. Maker promises to pay costs of collection and reasonable attorneys' fees if default is made in the payment of this Note. The right to plead any and all statutes of limitation as a defense to this Note or to any agreement to pay the same, is hereby expressly waived by the undersigned to the full extent permitted by law.

         6. Notice. Any notice required or permitted hereunder shall be given in accordance with the Unit Agreement.

         7. Governing Law. THE MAKER AND THE HOLDER AGREE THAT THIS NOTE AND THE LEGAL RELATIONS BETWEEN THE MAKER AND THE HOLDER, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF COLORADO WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION.

         8. Severability. If any provision of this Note is invalid, illegal, or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. The rate of interest on this Note is subject to any limitations imposed by applicable usury laws.

         IN WITNESS WHEREOF, the Maker has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.


                          MAKER:

                          BIOFACTORS, INC.


                          By:
                             -------------------------------------------
                              Esmond T. Goei
                              Its: President and Chief Executive Officer


ATTEST:



-------------------------
Secretary





                                      -3-